Advance to suppliers, net	12 Months Ended
Sep. 30, 2025
Advance To Suppliers Net
Advance to suppliers, net

6. Advance to suppliers, net

Advance to suppliers, net consisted of the following:

	As of September 30,
	2024	2025

Advance payment for auto parts and accessories, net	$5,439	$6,755
Advance payment for parallel import cars	1,074	-
Total	$6,513	$6,755

The Group recorded allowance for advance to suppliers of nil, US$381 and US$125 for the years ended September 30, 2023, 2024 and 2025, respectively. The Group recorded reversal of allowance for advance to supplies of nil and nil for the years ended September 30, 2023 and 2024, respectively. The Group recorded reversal of allowance for advance to suppliers of US$175 for the year ended September 30, 2025, due to the delivery of goods and service from certain suppliers.